                                                                       EXHIBIT 2

                                   AGREEMENT
                            TO CHANGE EFFECTIVE DATE


     The undersigned parties to this Agreement to Change Effective Date (the "Agreement") do hereby agree and consent to change the Effective Date, as defined therein, from September 22, 1997 to October 1, 1997 in each of the following documents:

                        Accounts Receivable Bill of Sale

  Buy-Sell Agreement Among Merritt Orthopaedic Associates, P.C. Shareholders.

                     Option to Designate New Shareholder(s)

    Physician (Shareholder) Employment Agreement between Merritt Orthopaedic
                 Associates, P.C. and Patrick J. Carolan, M.D.

    Physician (Shareholder) Employment Agreement between Merritt Orthopaedic
                 Associates, P.C. and Mark E. Wilchinsky, M.D.

Physician Employment Agreement between Merritt Orthopaedic Associates, P.C. and
                             Gerard Girasole, M.D.

  Physician (Non-Shareholder) Employment Agreement between Merritt Orthopaedic
                   Associates, P.C. and Beverly Carolan, M.D.

                         Management Services Agreement

                               Power of Attorney

Lease Agreement between IOI Management Services of Connecticut, Inc. and Patrick
                                J. Carolan, M.D.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement effective September 29, 1997.

EXISTING PRACTICE:                  MERRITT ORTHOPAEDIC ASSOCIATES, P.C.


                                    By:
                                       ---------------------------------
                                    Name: Patrick J. Carolan, M.D.
                                          President
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IOI:                                INTEGRATED ORTHOPAEDICS, INC.


                                    By:
                                       ----------------------------
                                       Ronald E. Pierce
                                       President and Chief Operating Officer



PHYSICIAN:                          _______________________________
                                    Patrick J. Carolan, M.D.

PHYSICIAN:                          _______________________________
                                    Mark E. Wilchinsky, M.D.

PHYSICIAN:                          _______________________________
                                    Beverly Carolan, M.D.

PHYSICIAN:                          _______________________________
                                    Girard J. Girasole, M.D.



MANAGER:                            IOI MANAGEMENT SERVICES OF CONNECTICUT, INC.


                                    By:
                                       ----------------------------
                                    Name: Ronald E. Pierce
                                    Title:     President